TEREX ANNOUNCES FIRST QUARTER 2020 RESULTS

WESTPORT, CT, APRIL 30, 2020 -- Terex Corporation (NYSE: TEX) today announced a first quarter 2020 loss from continuing operations of $(24.7) million, or $(0.35) per share, on net sales of $833.6 million. In the first quarter of 2019, the reported income from continuing operations was $57.2 million, or $0.79 per share, on net sales of $1.1 billion. This compares to income from continuing operations, as adjusted, of $62.3 million or $0.87 per share in the first quarter of 2019. The Glossary at the end of this press release contains further details regarding these non-GAAP measures.

John L. Garrison, Jr., Terex Chairman and CEO, commented, “First and foremost, we have taken measures to prioritize the health and safety of our team members, families and customers during the COVID-19 pandemic.”

Mr. Garrison continued, “While the first two months of the year met our expectations, during March, global economic activity, including customer capital equipment purchases, sharply contracted. In response to this unprecedented situation, we swiftly implemented safety, financial, and production actions.”

Production was quickly reduced in our global facilities due to customer demand and local government mandates. We are beginning to gradually and safely resume operations in response to customer demand and as permitted by government mandate. The current status of our global operations can be found on the Terex website under the COVID-19 resources section.

On March 31, 2020, the company had $945 million of available liquidity. In order to maintain Terex’s strong liquidity position, on April 23, 2020, Terex completed an amendment and waiver of its revolving credit facility with its bank group. This action provides continued access to ample liquidity and the financial flexibility to successfully operate the business during this period of economic uncertainty.

In addition, the Company undertook significant cost reduction actions, including suspending its dividend and share repurchases, reducing team member compensation, temporary furloughs, and permanent layoffs of team members. These actions seek to match our cost structure to the current economic environment.

The Company withdrew its 2020 financial guidance on March 25, 2020 and will not issue revised guidance due to the economic uncertainties resulting from the COVID-19 pandemic. The full severity and duration of the related global economic crisis is not known, but it is expected to continue to negatively impact our operating results.

Mr. Garrison concluded, “I am proud of the determination and dedication of our Terex team members, who continue to follow our Zero Harm Safety Program and safely serve our customers despite difficult market conditions. Terex will emerge well-positioned to continue to serve our customers and participate in the future economic recovery.”

Non-GAAP Measures and Other Items

Results of operations reflect continuing operations.  All per share amounts are on a fully diluted basis.  A comprehensive review of the quarterly financial performance is contained in the presentation that will accompany the Company’s earnings conference call.

In this press release, Terex refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures.  These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies.  Terex believes that this non-GAAP information is useful to understanding its operating results and the ongoing performance of its underlying businesses.

The Glossary at the end of this press release contains further details about this subject.

Total amounts in tables of this release may not calculate due to rounding.

Conference Call

The Company has scheduled a conference call to review the financial results on Friday, May 1, 2020 at 8:30 a.m. ET. John L. Garrison,Jr., Terex Chairman and CEO, will host the call. A webcast of this call can be accessed at https://investors.terex.com. Participants are encouraged to access the call 15 minutes prior to the starting time. The call will also be archived in the Event Archive at https://investors.terex.com.

Forward-Looking Statements

This press release contains forward-looking information regarding future events or the Company’s future financial performance based on the current expectations of Terex Corporation. In addition, when included in this press release, the words “may,” “expects,” "should," “intends,” “anticipates,” "believes," “plans,” “projects,” “estimates”, "will", and the negatives thereof and analogous or similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statement is not forward-looking. The Company has based these forward-looking statements on current expectations and projections about future events. These statements are not guarantees of future performance.

Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond the control of Terex, include among others: our business has been, and could be further, adversely impacted by an outbreak of a new strain of coronavirus; our business is cyclical and weak general economic conditions affect the sales of our products and financial results; changes in import/export regulatory regimes and the escalation of global trade conflicts could continue to negatively impact sales of our products and our financial results; our financial results could be adversely impacted by the United Kingdom’s departure from the European Union; changes affecting the availability of the London Interbank Offered Rate may have consequences on us that cannot yet reasonably be predicted; our need to comply with restrictive covenants contained in our debt agreements; our ability to generate sufficient cash flow to service our debt obligations and operate our business; our ability to access the capital markets to raise funds and provide liquidity; our business is sensitive to government spending; our business is highly competitive and is affected by our cost structure, pricing, product initiatives and other actions taken by competitors; our retention of key management personnel; the financial condition of suppliers and customers, and their continued access to capital; exposure from providing financing and credit support for some of our customers; we may experience losses in excess of recorded reserves; we are dependent upon third-party suppliers, making us vulnerable to supply shortages and price increases; our business is global and subject to changes in exchange rates between currencies, commodity price changes, regional economic conditions and trade restrictions; our operations are subject to a number of potential risks that arise from operating a multinational business, including compliance with changing regulatory environments, the Foreign Corrupt Practices Act and other similar laws and political instability; a material disruption to one of our significant facilities; possible work stoppages and other labor matters; compliance with changing laws and regulations, particularly environmental and tax laws and regulations; litigation, product liability claims, and other liabilities; our ability to comply with an injunction and related obligations imposed by the United States Securities and Exchange Commission (“SEC”); disruption or breach in our information technology systems and storage of sensitive data; our ability to successfully implement our Execute to Win strategy; and other factors, risks and uncertainties that are more specifically set forth in our public filings with the SEC.

Actual events or the actual future results of Terex may differ materially from any forward-looking statement due to these and other risks, uncertainties, and significant factors. The forward-looking statements speak only as of the date of this release. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this release to reflect any changes in expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

About Terex

Terex is a global manufacturer of aerial work platforms and materials processing machinery. The Company designs, builds and supports products used in construction, maintenance, manufacturing, energy, minerals and materials management applications. Terex’s products are manufactured in North and South America, Europe, Australia and Asia and sold worldwide. The Company engages with customers through all stages of the product life cycle, from initial specification and financing to parts and service support. Terex uses its website (www.terex.com) to make information available to its investors and the market.

Contact Information:
Randy Wilson
Director, Investor Relations
(203) 221-5415
randy.wilson@terex.com

TEREX CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(unaudited)
(in millions, except per share data)

	Three Months Ended March 31,

	2020	2019
Net sales	$833.6	$1,136.6
Cost of goods sold	(696.9)	(898.8)
Gross profit	136.7	237.8
Selling, general and administrative expenses	(143.8)	(138.1)
Income (loss) from operations	(7.1)	99.7
Other income (expense)
Interest income	0.9	1.7
Interest expense	(17.7)	(23.0)
Other income (expense) – net	(1.6)	(3.2)
Income (loss) from continuing operations before income taxes	(25.5)	75.2
(Provision for) benefit from income taxes	0.8	(18.0)
Income (loss) from continuing operations	(24.7)	57.2
Income (loss) from discontinued operations – net of tax	(0.2)	(124.4)
Gain (loss) on disposition of discontinued operations- net of tax	—	0.6
Net income (loss)	$(24.9)	$(66.6)
Basic Earnings (Loss) per Share:
Income (loss) from continuing operations	$(0.35)	$0.81
Income (loss) from discontinued operations – net of tax	—	(1.76)
Gain (loss) on disposition of discontinued operations – net of tax	—	0.01
Net income (loss)	$(0.35)	$(0.94)
Diluted Earnings (Loss) per Share:
Income (loss) from continuing operations	$(0.35)	$0.79
Income (loss) from discontinued operations – net of tax	—	(1.73)
Gain (loss) on disposition of discontinued operations – net of tax	—	0.01
Net income (loss)	$(0.35)	$(0.93)
Weighted average number of shares outstanding in per share calculation
Basic	70.5	70.6
Diluted	70.5	71.8

TEREX CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(unaudited)
(in millions, except par value)

	March 31, 2020	December 31, 2019

Assets
Current assets
Cash and cash equivalents	$511.3	$535.1
Other current assets	1,454.3	1,484.6
Total current assets	1,965.6	2,019.7
Non-current assets
Property, plant and equipment – net	388.8	389.4
Other non-current assets	760.3	786.5
Total non-current assets	1,149.1	1,175.9
Total assets	$3,114.7	$3,195.6

Liabilities and Stockholders’ Equity
Current liabilities
Notes payable and current portion of long-term debt	$7.0	$6.9
Other current liabilities	768.6	865.5
Total current liabilities	775.6	872.4
Non-current liabilities
Long-term debt, less current portion	1,338.1	1,168.8
Other non-current liabilities	214.8	222.1
Total non-current liabilities	1,552.9	1,390.9
Total liabilities	2,328.5	2,263.3

Total stockholders’ equity	786.2	932.3
Total liabilities and stockholders’ equity	$3,114.7	$3,195.6

TEREX CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(unaudited)
(in millions)

	Three Months Ended March 31,
	2020	2019
Operating Activities
Net income (loss)	$(24.9)	$(66.6)
Depreciation and amortization	11.8	13.5
Changes in operating assets and liabilities and non-cash charges	(75.6)	(212.3)
Net cash provided by (used in) operating activities	(88.7)	(265.4)
Investing Activities
Capital expenditures	(25.2)	(10.8)
Other investing activities, net	5.0	0.2
Net cash provided by (used in) investing activities	(20.2)	(10.6)
Financing Activities
Net cash provided by (used in) financing activities	98.3	236.4
Effect of exchange rate changes on cash and cash equivalents	(14.5)	(2.3)
Net increase (decrease) in cash and cash equivalents	(25.1)	(41.9)
Cash and cash equivalents at beginning of period	540.1	372.1
Cash and cash equivalents at end of period	$515.0	$330.2

TEREX CORPORATION AND SUBSIDIARIES
SEGMENT RESULTS DISCLOSURE
(unaudited)
(in millions)

	Q1
	2020		2019
		% of		% of
		Net Sales		Net Sales
Consolidated
Net sales	$833.6		$1,136.6
Income (loss) from operations	$(7.1)	(0.9)%	$99.7	8.8%

AWP
Net sales	$511.7		$727.9
Income (loss) from operations	$(5.9)	(1.2)%	$59.6	8.2%

MP
Net sales	$315.6		$410.5
Income (loss) from operations	$25.0	7.9%	$59.5	14.5%

Corp and Other / Eliminations
Net sales	$6.3		$(1.8)
Loss from operations	$(26.2)	*	$(19.4)	*
* - Not a meaningful percentage

GLOSSARY

In an effort to provide investors with additional information regarding the Company’s results, Terex refers to various GAAP (U.S. generally accepted accounting principles) and non-GAAP financial measures which management believes provides useful information to investors. These non-GAAP measures may not be comparable to similarly titled measures being disclosed by other companies. In addition, the Company believes that non-GAAP financial measures should be considered in addition to, and not in lieu of, GAAP financial measures. Terex believes that this non-GAAP information is useful to understanding its operating results and the ongoing performance of its underlying businesses. Management of Terex uses both GAAP and non-GAAP financial measures to establish internal budgets and targets and to evaluate the Company’s financial performance against such budgets and targets.

The amounts described below are unaudited, are reported in millions of U.S. dollars (except share data and percentages), and are as of or for the period ended March 31, 2020, unless otherwise indicated.

After-tax gains or losses and per share amounts are calculated using pre-tax amounts, applying a tax rate based on jurisdictional rates to arrive at an after-tax amount. This number is divided by diluted weighted average shares outstanding to provide the impact on earnings per share. The Company highlights the impact of these items because when discussing earnings per share, the Company adjusts for items it believes are not reflective of ongoing operating activities in the periods. Restructuring and related charges are a recurring item as Terex’s restructuring programs usually require more than one year to fully implement and the Company is continually seeking to take actions that could enhance its efficiency. Although recurring, these charges are subject to significant fluctuations from period to period due to varying levels of restructuring activity and the inherent imprecision in the estimates used to recognize the costs and taxes associated with severance and termination benefits in the countries in which the restructuring actions occur.

Free Cash Flow The Company calculates a non-GAAP measure of free cash flow. The Company defines free cash flow as Net cash provided by (used in) operating activities, plus (minus) increases (decreases) in Terex Financial Services finance receivables consisting of sales-type leases and commercial loans (“TFS Assets”), less Capital expenditures, plus the estimated level of net working capital in divested businesses at the closing date. The Company believes that this measure of free cash flow provides management and investors further useful information on cash generation or use in our primary operations. The following table reconciles Net cash provided by (used in) operating activities to free cash flow (in millions):

Three Months Ended 3/31/2020
Net cash provided by (used in) operating activities	$(88.7)
Increase (decrease) in TFS assets	(4.0)
Capital expenditures, net of proceeds from sale of capital assets (1)	(20.2)
Free cash flow	$(112.9)

(1) Includes $4.5 million of proceeds from sale of capital assets within Proceeds (payments) from the disposition of discontinued operations in the Condensed Consolidated Statement of Cash Flows.

Q1 2019	Income (loss) from Continuing Operations before Taxes	(Provision for) benefit from Income Taxes (1)	Income (loss) from Continuing Operations	Earnings (loss) per share (2)
As Reported (GAAP)	$75.2	(18.0)	57.2	$0.79
Restructuring & Related	1.7	(0.4)	1.3	0.02
Transformation	4.1	(0.7)	3.4	0.05
Deal Related	0.2	—	0.2	—
Other	(2.4)	—	(2.4)	(0.03)
Tax & Interim Period (3)	—	2.6	2.6	0.04
As Adjusted (Non-GAAP)	$78.8	(16.5)	62.3	$0.87

(1) Tax effect on adjustments is calculated using the applicable jurisdictional blended tax rate
(2) Based on diluted average shares outstanding of 71.8 million
(3) Includes adjustments without related pre-tax amounts and the tax amount necessary to align quarterly tax expense (benefit) with the forecasted full year as adjusted effective tax rate